                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 October 28, 1996
               -------------------------------------------------
               (Date of Report, date of earliest event reported)



                                TREMONT CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



      Delaware                  1-10126                   76-0262791
      ------------------------------------------------------------------
      (State or other          (Commission               (IRS Employer
       jurisdiction of          File Number)              Identification
       incorporation)                                     Number)



      1999 Broadway, Suite 4300, Denver, CO                 80202
      ------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)



                               (303) 296-5600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                               Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)





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Item 5:  Other Events

                 On October 24, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's third quarter 1996 financial results.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 Item No.                     Exhibit List
                 --------         ------------------------------------
                  99.1            Press release dated October 24, 1996
                                  issued by Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TREMONT CORPORATION
                                         (Registrant)




                                         By: /s/ John R. Burt
                                             ------------------------
                                             John R. Burt
                                             Corporate Attorney
                                               and Assistant Secretary




Date: October 28, 1996





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                                 EXHIBIT INDEX

Exhibit No.                     Description                             Page
-----------                     -----------                             ----
   99.1          Press release dated October 24, 1996 issued
                 by Registrant.